Leases (Tables)	12 Months Ended
Oct. 31, 2013
Leases [Abstract]
Schedule Of Future Minimum Lease Payments For Operating Lease
The Company’s future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of October 31, 2013 (including the Centric Solutions’ lease) consist of the following:

Fiscal year	Operating Lease
2014	$339,576
2015	342,696
2016	209,130
2017	16,413
Total	$907,815